Exhibit 23(b)


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Registration
Statement on Form S-8 (File No. 33-60003) our report dated
January 13, 1995 (relating to the financial statements of PV
Financial not presented separately herein) appearing in the Westamerica Bancorporation Form 10-K.


/s/ Grant Thornton LLP
    ------------------
    Grant Thornton LLP


    Stockton, California
    March 21, 1996

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